mavi sud

mavi sud s.r.l.
COSMETICI IPOALLERGENICI
Viale dell'Industria, 1 - 04011 Aprilia (LT) Italy
Tel. 06.92.86.261 - Telefax 06.92.81.623
E-mail: info@mavicosmetics.it
http://www.mavicosmetics.it
Cap. Soc. € 572.000,00 int vers.
C.C.I.A.A. Latina n. 84689/87 - Reg. Trib. 13210
Op. Est. Mecc. Nr. LT 00 62 66
Cod. Fisc. / Part. IVA 01347820597

Ns. Rif.

Vs. Rif.

# EXCLUSIVE DISTRIBUTION AGREEMENT

By and between **First Lotus Company Limited** having its registered office at Blk B, 10/F., Fuk On Factory Building., 1123 Canton Road, Mongkok, Kowloon, Hong Kong, represented for the purposes of these presents by Miss Ng Lai Fong Chris, as director, hereinafter called the DISTRIBUTOR.

**OF THE FIRST PART**

AND:

MAVI SUD, having its registered office at Viale dell'industria 1, 04011 Aprilia (LT) Italy, represented for the purposes of these presents by Dr. Pierfrancesco Morganti, President, and Hereinafter called the SUPPLIER.

**OF THE SECOND PART**

NOW THEREFORE IT HAS BEEN DECIDED AND AGREED AS FOLLOWS:

mavi sud

## 1. APPOINTMENT OF THE DISTRIBUTOR

First Lotus Company Limited is appointed as an exclusive Distributor for the Products as defined hereunder in Article 2, with regard to the sale of the said Products in the following territory: Peoples' Republic of China.

The Distributor commits formally:
Not to sell the goods to any territory other than those mentioned above.

## 2. THE DISTRIBUTOR'S RIGHTS AND DUTIES

2.1. He is exclusive Distributor of the products for the territories:
Total Safe Line, Mavi Line.

2.2. He will handle the marketing policy he thinks the most suitable to reach annual targets.

2.3. He will report to Miss Jeannine Mong, Mavi's Asia consultant, twice a year, every six months, about the marketing actions and the reaction of the market.

2.4. He will inform the Consultant about the regulations of the territory regarding the products.

2.5. He commits not to disclose confidential data after the end of the contract.

2.6. He will provide the consultant with any local language commercial

mavi sud

2.7. printings, translations, documentations of advertisement items made by him.

2.7. He commits not to manufacture or pack or re-pack goods in any way both for selling or to give as free of charge samples under Mavi name.

2.8. He commits not to sell the goods to any territory other than those mentioned above

## 3. THE SUPPLIER'S RIGHTS AND DUTIES

The Supplier commits to:

3.1. Keep the Distributor informed with the developments of new concepts of the Products and all other pertinent information concerning the Products.

3.2. Confirm order within 5 working days after receipt of order and delivery schedule according to availability of products.

3.3 Not to sell or Manufacture under another brand products with similar formula as Mavi products.

The Consultant is responsible:

a.to collect orders from the Distributor

b.To handle communications with the Supplier. Any communication made by the Consultant has got prior approval from the Supplier. Any

amendment to this agreement is to be confirmed by letter by the Supplier.

c. To help to coordinate actions and exchange information's between importers of different countries in Asia whenever it is useful for all parties.

## 4. PRODUCTS

The products with prices are listed in Exhibit A. The Supplier retains the right to modify the list of Products in response to market and/or economic conditions and to discontinue production and/or commercialization of any of the Products.

## 5. PRICES

The prices are FOB Roma & in Euros.

5.1. Prices increase due to increase of production costs.

5.1.1. The Supplier commits to do his best to keep as low as possible the annual price increase. This price increase takes place each year in January, after discussion with the Distributor for implementation from 1st March of the current year.

## 6. PAYMENT

Payment must be done either by TT or by irrevocable and confirmed L/C. All bank charges outside Buyer's country for L/C are on Supplier's account.

6.1. Payment by TT, before shipment, discount of 2%

6.2. Payment by L/C at sight, no discount

mavi sud

6.3. Payment by TT at 30 days from the date of the AWB, 0.5% interest
6.4. Payment by TT at 60 days from the date of the AWB, 1% interest
6.5. Payment by TT at 90 days from the date of the AWB, 1.5% interests
6.6. Payment by TT at 120 days from the date of the AWB, 2% interest
6.7. Machines are to be paid 100% by TT before shipment.

Official confirmation of L/C or TT should reach the Supplier by swift message before shipment of the goods. L/C payment is valid only for a minimum purchase order of 20.000 Euros. Any failure to honor one D/P payment is sufficient to cancel the payment facility. In this case, subsequent orders have to be paid 100% by TT (see point 6.1).

## 7. TERM

This Agreement will take effect on the date first above written and shall continue for a term of 15 years, provided the annual target is reached as indicated in article 8 .It will be renewed for another period of 5 years at the end of the term. New reasonable targets for the new period will be renegotiated between both parties.

## 8. ANNUAL TARGETS

The annual targets are in Euro, for products only, in Fob price before discount.

- Year 1 is 240,000 from 1st January to 31 December 2008
- Year 2 is 280,000 from 1st January to 31 December 2009
- Year 3 is 346,000 from 1st January to 31 December 2010
- Year 4 is 415,000 from 1st January to 31 December 2011
- Year 5 is 498,000 from 1st January to 31 December 2012

mavi sud

- Year 6 is 598,000 from 1st January to 31 December 2013
- Year 7 is 718,000 from 1st January to 31 December 2014
- Year 8 is 862,000 from 1st January to 31 December 2015
- Year 9 is 1 034,000 from 1st January to 31 December 2016
- Year 10 is1 240,000 from 1st January to 31 December 2017
- Year 11 is 1 488,000 from 1st January to 31 December 2018
- Year 12 is 1 785,000 from 1st January to 31 December 2019
- Year 13 is 2 142,000 from 1st January to 31 December 2020
- Year 14 is 2 570,000 from 1st January to 31 December 2021
- Year 15 is 3 084,000 from 1st January to 31 December 2022

**Targets are Machines excluded.**

## 9. EARLY TERMINATION OF THE CONTRACT

Events resulting in the early termination of the contract.
This agreement may be terminated by either party by registered letter recorded delivery a notice of:

- Three months after the occurrence of event 9.1.
- Two months for event 9.2. To 9.7.
- Ten days for event 2.7

The events are:

9.1. Failure by the Distributor to meet his annual target is a sufficient clause to the early termination of the contract.
9.2. Either party is unable to pay.
9.3. Bankruptcy of either party.
9.4. Failure by either party to fulfill his obligations.
9.5. The Distributor is guilty to of exporting Supplier's products to other

mavi sud

countries than the ones concerned by this contract.
9.6. The Distributor fails to place orders in 4 consecutive months.
9.7; Any breach by either party about his rights and duties as mentionned in § 2 for the distributor and in § 3 for the Supplier.

## 10. TRADEMARKS

10.1. No provision of the present Agreement shall give the Distributor any right, other than for the purposes of the services in the Territory, to use any trade markets, logos, commercial names, or other industrial property rights of which the Supplier is owner or licensee.

10.2. The Supplier will be responsible to register his trademark Mavi in English and in Chinese in the territories concerned. All registration fees are on his charge. In Exhibit C are the brand trademarks in English and in Chinese with the logo (enclosed).

10.3. The Distributor shall call promptly to the attention of the Consultant and in Writing any claims or proceedings relating to the publicity or sale of the Products or services which shall come to the Distributor's knowledge.

## 11.COMMERCIAL TERMS

### 11.1. Product promotional help

11.1.1. Free sales size products: according to price list exhibit D.

The Supplier is free to amend this list according to the production costs fluctuation.

mavi sud

11.1.2. Promotional help of 7% of the FOB value on sales size products.

11.1.3. Available free samples and free promotional items up to 5% of the Fob value (Price list in exhibit B). Additional samples over that amount are invoiced at cost value to the Distributor.

11.1.4. Promotional paper-marketing items only (for cost purpose), could be printed locally according to factory design, or on proposals made by distributors and agreed by factory.

11.1.5. Mavi promotion helps for distributor participation to regional fairs. On receipt of evidence of Distributor participation to a regional fair (payment receipt), Mavi will provide 1 Pieces sale size product and 500 bustins per product (available at that time), free of charge. Mavi sponsorship is limited to 1 fairs per year.

11.2 Scientific promotional Help
Dr. Morganti agrees to provide free of charge scientific papers on Cosmetology to the Distributor. The Distributor could use them in local professional magazines, as a vehicle to promote Mavi products. The periodicity and the content will be defined by both parties.

11.3.1 Special training in the Territory by the Supplier.

On the Distributor's request, the Supplier agrees to participate to one training two times a year maximum in the Territory.

11.3.1.1 The Supplier will be responsible for the Air Ticket and the Distributor will provide for Hotel and living expenses for 1 trainer, who could be Dr. Morganti or someone else. The

mavi sud

translation fees, if any, are on the account of the Distributor. If there are any extra costs for training, the budget should be submitted to prior approval by both parties.

11.3.1.2 Dr. Morganti's status: in case Dr Morganti is requested personally to run a seminar in the Territory together with one trainer, the same rule will be applied for two people, Dr. Morganti and the trainer.

11.3.2 <u>Training in Italy by the Supplier</u>

Training sessions in Supplier's place are possible maximum once a year, with a training program agreed by both parties. The Supplier will be responsible for the training costs, training material and translation in English. Travelling and living expenses are on the Distributor's account.

## 12 MISCELLANEOUS

12.1 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. This agreement cannot be transferred by Distributor to another party without the written agreement of the Supplier.

12.2. Any amendment to this agreement should be subject to a written document approved and signed by the counterparty concerned by the amendment.

12.3 This Agreement shall be governed by and interpreted in accordance with the Rules of the International Chamber of Commerce. This Agreement supersedes and terminates any and all prior

mavi sud

12.4 agreements or contracts, written or oral, entered into between the parties relating to the subject matter hereof, and any representations promise or condition in connection therewith not in writing shall not be binding upon either party.

12.5 Any dispute or difference of any kind shall be finally determined by arbitration in accordance with the rules of the International Chamber of commerce. The arbitration proceedings shall take place in Rome or such other location as the parties in dispute may agree upon and such proceedings will be conducted in the English language.

In the event that any one or more provisions contained in this Agreement should be held unenforceable by any judicial decision, such unenforceability shall not affect any other provisions of this Agreement.

12.6 All notices required to be given for the purpose of this Agreement shall be validly given by prepaid registered mail, recorded delivery, addressed to the partier's respective registered offices.

12.7 This Agreement made in English language will be interpreted and modified in English because English is the mutual Agreement language.

In witness whereof, the parties have hereby executed this Agreement as the date first above written.

**The Supplier**

MAVI SUD s.r.l.
Il Consigliere Delegato
Dr. Pierfrancesco Morganti
**In Rome on: 17 December 2007**

**The Distributor**

First Lotus Co. Ltd.
Miss Ng Lai Fong Chris

mavi sud

Attn: MR. Wilson Wan
From: Chris A.

EXHIBIT A

**LOTUS**
**TS LINE**
**EXPORT PRICE LIST IN EURO FOB ROME-**
**VALID UNTIL 31/12/2005**

| Codice | Products | Packing | EURO PRICE | Free goods dozen |
|---|---|---|---|---|
| 045801 | ASF SOLUTION 500 ml | bottle | 10,00 | 1 |
| 045203 | IDROGEL ATTIVO 250 ml | tube | 11,70 | 1 |
| 047001 | GENTLE CLEANSING 200 ml | bottle | 5,36 | NO |
| 047002 | GENTLE CLEANSING 500 ml | bottle | 6,71 | NO |
| 047003 | GENTLE CLEANSING WHITENING ACTIVITY 200 ml | bottle | 9,00 | NO |
| 016503 | HYDROFOAM 150 ml | tube | 8,85 | 1 |
| 046801 | MAKE-UP REMOVER 200 ml | bottle | 8,00 | 1 |
| 045504 | pH 4 500 ml | bottle | 11,00 | NO |
| 047101 | SKIN TONER 200 ml | bottle | 5,03 | NO |
| 047102 | SKIN TONER 500 ml | bottle | 7,00 | NO |
| 046703 | GLICOMAVI 20% 100 ml | tube | 24,39 | 3 |
| 045602 | PEEL OFF 150 ml | tube | 7,04 | 1 |
| 048302 | SCRUB MASSAGE 250 ml | tube | 13,00 | 1 |
| 046402 | BODY MASSAGE CREAM 250 ml | tube | 10,00 | 1 |
| 045001 | CELL BALANCE 200 ml | bottle | 23,10 | 1 |
| 045004 | CELL BALANCE PLUS 150 ml | tube | 8,50 | 1 |
| 047420 | ENRICHED NIGHT CREAM 20 50 ml | jar | 14,58 | |
| 045008 | FAT BALANCE 200 ml | bottle | 18,45 | 1 |
| 047201 | MOISTURE RICH SERUM 50 ml | bottle | 8,72 | 1 |
| 045101 | MOISTURE RICH SERUM 500 ml | bottle | 23,14 | 1 |
| 047505 | MOISTURIZING CREAM 5 50 ml | jar | 8,00 | 1 |
| 047510 | MOISTURIZING CREAM 10 50 ml | jar | 8,00 | 1 |
| 047410 | RENEWAL CREAM 10 50 ml | jar | 9,40 | 1 |
| 046612 | CELLULITE SLIMMING GEL 150 ml | tube | 8,38 | 1 |
| 046303 | SMOOTH-CARE MUD MASK 250 ml | tube | 14,48 | 1 |
| 047406 | VITALIZING CREAM 150 ml | tube | 14,25 | 1 |
| 045701 | DERMOACTIVITY 150 ml | tube | 9,72 | 1 |
| 047305 | WRINKLE INT.TREATM. DAY CREAM 5 30 ml | bottle | 10,00 | 1 |
| 047605 | WRINKLE INT.TREATM. NIGHT CREAM 5 30 ml | bottle | 10,00 | 1 |
| 047320 | MOISTURE ESSENCE 20 30 ml | bottle | 13,58 | 1 |
| 046603 | COUPEROSE ACTIVE DERMADOSE(10 cpsx0,4 ml.) | blister | 8,00 | 1 |
| 046605 | AGE COMPLEX DERMADOSE(10 cpsx0,4 ml.) | blister | 8,00 | 1 |
| 045401 | BIO NATURAL MASK 150 ml | tube | 9,70 | 1 |
| 045301 | TOTAL SOOTH.MASK 150 ml | tube | 8,72 | 1 |
| 046602 | TOTAL SKIN DERMADOSE(10 cpsx0,4 ml.) | blister | 8,00 | 1 |
| 046608 | TOTAL SKIN PROTECTION DERMADOSE(10 cpsx0,4 ml.) | blister | 8,00 | 1 |
| 046601 | TOTAL SKIN LIFTING DERMADOSE(10 cpsx0,4 ml.) | blister | 8,00 | 1 |
| 047401 | DAILY EYE WRINKLESS 30 ml | tube | 15,43 | 1 |
| 046649 | FIRMING COLLAGEN PAD SENO x 6 pairs | box | 12,00 | NO |
| 046650 | FIRMING COLLAGEN PAD VISO x 6 pads | box | 10,00 | NO |
| 046604 | CELL DERMADOSE(10 cpsx0,4 ml.) | blister | 8,00 | 1 |
| 025607 | Maviceutical Cell x 14+ 2 free x bottle 50 ml. | box | 210,00 | NO |

mavi sud

**EXHIBIT A**

| | | | | |
|---|---|---|---|---|
| 046603 | COUPEROSE ACTIVE DERMADOSE | blister | 8,00 | 1 |
| 046651 | FIRMING COLLAGEN PAD BENDAGE x 12 bandages | box | 55,00 | NO |
| 047901 | PROTECTION 50 ml | jar | 9,05 | 1 |
| 046201 | SEBO BALANCE 30 ml | tube | 7,04 | 1 |
| 046613 | SMOOTH CARE BODY CREAM 150 ml | tube | 8,72 | 1 |
| 046302 | SMOOTH CARE SHOWER BATH OIL 150 ml | tube | 7,39 | 1 |
| 047310 | WRINKLE INTENSIVE TREATMENT DAY CREAM 10 30 ml | tube | 10,00 | 1 |
| 047610 | WRINKLE INTENSIVE TREATMENT NIGHT CREAM 10 30 m | tube | 11,57 | 1 |
| 048001 | SEAWEED VITALIZING MASK 10 x 8 gr | box | 8,38 | 1 |
| 048402 | CALAMINE MASK 250 ml | tube | 12,50 | 1 |
| 048501 | TRIFASIS CELL | box | 95,38 | 1 |
| 048502 | TS- ATTIVATORE 20 ml | bottle | 4,00 | 1 |
| 046001 | Trifasis mud activated pot 2,5 Kg | pot | 85,00 | 1 |
| 045901 | Trifasis drenage sculpture activated pot 2,5 Kg | pot | 85,00 | 1 |

mavi sud

**LOTUS**
**PHARMACEUTICAL LINE**
**EXPORT PRICE LIST IN EURO FOB ROME-**
**VALID UNTIL 31/12/05**

**EXHIBIT A**

| Codice | Products | Packing | EURO PRICE | Free goods dozen |
|---|---|---|---|---|
| 010301 | ALFA 4 125 ml | bottle | 3,50 | 1 |
| 010602 | ALFA 4 500 ml | bottle | 7,30 | 1 |
| 010701 | ALFA 4 MICOSPUMA 100 ml | bottle | 7,50 | 1 |
| 010702 | ALFA 4 MICOSPUMA body 500 ml | bottle | 7,50 | NO |
| 010101 | MAVIGEN LATTE 125 ml | bottle | 5,00 | 1 |
| 010201 | MAVIGEN GEL 125 ml | bottle | 5,00 | 1 |
| 010401 | MAVIGEN SAPONE 100 g | box | 2,00 | 1 |
| 012101 | IDROSKIN 50 ml | tube | 6,50 | 1 |
| 012110 | IDROSKIN 10 50ml | tube | 6,50 | 1 |
| 012105 | IDROSKIN 5 50ml | tube | 6,50 | 1 |
| 012125 | IDROSKIN C 30 ml | tube | 6,70 | 1 |
| 012115 | IDROSKIN UV 30 ml | tube | 9,00 | 1 |
| 012001 | IDROSKIN CORPO 200 ml | bottle | 8,01 | 2 |
| 011901 | IDROSKIN MANI 100 ml | bottle | 8,00 | NO |
| 012201 | NORMOSKIN 50 ml | tube | 5,50 | 1 |
| 014301 | ACROMOS PLUS 15 ml | tube | 8,00 | 1 |
| 014303 | ACROMOS forte 15 ml | tube | 8,50 | 1 |
| 012301 | MAVIGEN IDROSCHIUMA 75 ml | tube | 5,50 | 5 |
| 015201 | KERATOTAL ACNE 30ml | tube | 5,50 | 1 |
| 015501 | KERATOTAL SCRUB 50 ml | tube | 4,50 | 1 |
| 024801 | ZINCORAL 60 cps | blister | 5,53 | 1 |
| 026302 | DEODERM CREMA 50ml | tube | 5,00 | 1 |
| 010502 | MAVIGEN BAGNO 100 g | box | 5,34 | 1 |
| 012501 | MAVIPIU' IDROPASTA 100 ml | tube | 7,47 | 5 |
| 017007 | MAVIPIU' SOLE 125 ml | bottle | 8,67 | 3 |
| 018402 | MAVIGEN SHAMPOO 200 ml | bottle | 4,50 | 1 |
| 018102 | MAVIGEN SEBO 200 ml | bottle | 4,50 | 1 |
| 018302 | MAVIGEN FORFORA 200 ml | bottle | 4,50 | 1 |
| 022102 | ZPT 75 ml | tube | 3,50 | 1 |
| 022202 | LPO 75 ml | tube | 3,15 | 1 |
| 024401 | BIOESSE SHAMPOO 125ml | bottle | 5,50 | 1 |
| 024402 | BIOESSE LOZIONE 125 ml | bottle | 10,00 | 1 |
| 024404 | BIOESSE PLUS 30 cps | blister | 10,16 | 1 |
| 018501 | MAVIOIL 200 ml | bottle | 5,00 | 1 |
| 018502 | MAVIOIL Body Wash 200 ml. | bottle | 6,00 | 1 |
| 018503 | MAVIOIL Body Lotion 200 ml. | bottle | 6,50 | 1 |
| 024703 | EFAGEL SA 30cps | blister | 11,00 | 1 |
| 024704 | EFAGEL TOPIC 150 ml | tube | 8,50 | 1 |
| 024705 | EFAGEL OLIO 150 ml | tube | 6,00 | 1 |
| 018602 | ELAGENO A MONODOSE 20 ml | blister | 8,00 | 1 |

mavi sud

**EXHIBIT A**

| | | | | |
|---|---|---|---|---|
| 018801 | ELAGENO INTIMO 200 ml | bottle | 3,60 | 1 |
| 018802 | ELAGENO INTIMO 500 ml | bottle | 8,77 | 1 |
| 018903 | ELAGENO TOPICO 60 ml | sachets 30 | 8,89 | 1 |
| 018601 | ELAGENO A 75 ml | tube | 6,50 | 1 |
| 018904 | ELAGENO STRIA 150 ml | tube | 10,00 | 1 |
| 018902 | ELAGENO SENO 80 ml | sachets 20 | 8,50 | 1 |
| 018906 | ELAGENO OS 20 cps | blister | 7,00 | 1 |
| 024610 | QM LOZIONE DETERGENTE 200 ml | bottle | 7,00 | 1 |
| 024612 | QM IDRATANTE 5 40 ml | tube | 8,30 | 1 |
| 024615 | QM NUTRIENTE 5 40ml | tube | 8,50 | 1 |
| 024613 | QM IDRATANTE 10 40 ml | tube | 8,80 | 1 |
| 024616 | QM NUTRIENTE 10 40 ml | tube | 8,60 | 1 |
| 024621 | QM CONTORNO OCCHI 15 ml | tube | 7,00 | 1 |
| 015103 | KERATOTAL CREMA 150 ml | tube | 9,99 | 2 |
| 015105 | KERATOTAL SHAMPOO 150 ml | tube | 10,15 | 6 |
| 015401 | KERATOTAL PEEL 15 ml | tube | 7,75 | 3 |
| 035501 | KERATOTAL LIFTING LABBRA 4.5 ml | stick | 5,74 | 3 |
| 017001 | MAVISOLE 6 125 ml | tube | 6,60 | 1 |
| 017002 | MAVISOLE 9 75 ml | tube | 6,50 | 1 |
| 017003 | MAVISOLE 18 125 ml | tube | 6,50 | 1 |
| 017015 | MAVISOLE Scalp Foam 50 ml. | bottle | 6,50 | 1 |
| 017005 | MAVISOLE VISO 50 ml | tube | 7,00 | 1 |
| 017004 | MAVISOLE DOPO 125 ml | tube | 6,50 | 1 |
| 017011 | MAVISOLE SHAMPOO 125 ml | bottle | 6,00 | 4 |
| 017014 | MAVISOLE MILK SPRAY SPF 30 | bottle | 6,50 | 1 |
| 017010 | MAVISOLE DOCCIA SCHIUMA 200 ml | bottle | 8,00 | 5 |
| 016501 | MAVISAN MEDIA PROTEZIONE 125 ml | bottle | 11,00 | 5 |
| 016201 | MAVISAN CREMA 50 ml | tube | 6,50 | 1 |
| 016101 | MAVISAN LATTE 125 ml | bottle | 6,50 | 1 |
| 016301 | MAVISAN TOTAL 50 ml | tube | 6,50 | 1 |
| 016401 | MAVISAN DOPO 125 ml | bottle | 6,50 | 1 |
| 024502 | BETAEFFE PLUS 20 cps | blister | 7,54 | 1 |
| 024501 | BETAEFFE COMPLEX 20 cps | blister | 8,80 | 1 |
| 035001 | KERA A 50 ml | jar | 10,78 | 1 |
| 035002 | KERA C 50 ml | jar | 9,90 | 1 |
| 035101 | KERA IDROSCHIUMA 125 ml | tube | 6,00 | 5 |
| 035201 | KERA PEEL 20 ml | tube | 6,90 | 1 |
| 035402 | KERA LABBRA C 4.5 ml | stick | 4,57 | 1 |
| 035403 | KERA LABBRA E 4.5 ml | stick | 4,57 | 1 |
| 035301 | KERA SHAMPOO 125 ml | tube | 3,60 | 1 |
| 035502 | KERA VOLUME Labbra 4,5 ml. | stick | 4,57 | 1 |
| 019001 | ZEROAC CREMA 30 ml | tube | 7,00 | 1 |
| 019002 | ZEROAC AQUASFERA 50 ml | tube | 7,00 | 1 |
| 019003 | ZEROAC SOLE 50 ml. | tube | 6,00 | 1 |

mavi sud

EXHIBIT A

| | | | | |
|---|---|---|---|---|
| 025001 | HCG 1000 2 ml | bottle | 8,50 | 1 |
| 025003 | HCG 2000 2 ml | bottle | 21,00 | 1 |
| 025004 | HCG 2000 5 ml | bottle | 31,00 | 1 |
| 025201 | HY20 1.1 ml | syringe | 50,00 | 1 |
| 025301 | AS 30 25 ml | 5 bottles 5 | 20,00 | NO |
| 025401 | PILL MASK 8 face masks | blister | 13,00 | 1 |
| 025504 | ACIDO MALICO 50 ml | bottle | 19,00 | NO |
| 025503 | ACIDO COGICO 50 ml | bottle | 19,00 | NO |
| 025501 | ACIDO AZELAICO 50 ml | bottle | 19,00 | NO |
| 025502 | ACIDO GLICOLICO 50 ml | bottle | 19,00 | NO |
| 025602 | ACTIVE MAVICEUTICALS (Borrago off.) 50 ml | bottle | 9,50 | 1 |
| 025606 | ACTIVE MAVICEUTICALS (Crithmum marina) 50 m | bottle | 9,50 | 1 |
| 025601 | ACTIVE MAVICEUTICALS (Corallina) 50 ml | bottle | 9,50 | 1 |
| 025605 | ACTIVE MAVICEUTICALS (Ruscus) 50 ml | bottle | 9,50 | 1 |
| 025604 | ACTIVE MAVICEUTICALS (Vitamin C) 50 ml | bottle | 9,50 | 1 |
| 025603 | ACTIVE MAVICEUTICALS (Vitamin E) 50 ml | bottle | 9,50 | 1 |
| 025701 | BALANCING LOTION 50 ml | bottle | 9,50 | 1 |

mavi sud

EXHIBIT B

**LOTUS**

**SACHETS FOR PHARMACEUTICAL LINE**
**EXPORT PRICE LIST IN EURO FOB ROME-**
**VALID UNTIL 31/12/2005**

| Codice | Products | Fill | Euro/Piece |
|---|---|---|---|
| 091018 | MAVIGEN IDROSCHIUMA | 4 ml | 0,23 |
| 091008 | MAVIGEN SHAMPOO | 4 ml | 0,15 |
| 091011 | LPO | 4 ml | 0,15 |
| 091037 | BIOESSE SHAMPOO | 4 ml | 0,23 |
| 091005 | ELAGENO A | 4 ml | 0,23 |
| 091029 | ELAGENO SENO | 4 ml | 0,23 |
| 091014 | MAVISOLE 6 | 4 ml | 0,23 |
| 091016 | MAVISOLE 18 | 4 ml | 0,23 |
| 091035 | MAVISOLE VISO | 4 ml | 0,23 |
| 091017 | MAVISOLE DOPO | 4 ml | 0,23 |
| 091070 | KERA A | 4 ml | 0,23 |
| 091071 | KERA C | 4 ml | 0,23 |
| 091007 | ELAGENO STRIA | 4 ml | 0,23 |
| 091026 | QM C.Occhi | 4 ml | 0,23 |

**SAMPLE FOR PHARMACEUTICAL LINE**
**EXPORT PRICE LIST IN EURO FOB ROME-**
**VALID UNTIL 31.12.2005**

| Codice | Products | Fill | Euro/Piece |
|---|---|---|---|
| 090701 | NORMOSKIN | 15 ml tube | 0,50 |
| 090901 | MAVIGEN IDROSCHIUMA | 15 ml tube | 0,50 |
| 090907 | MAVIPIU IDROPASTA | 15 ml tube | 0,43 |
| 092001 | MAVIGEN SHAMPOO | 50 ml bottl | 0,57 |
| 092502 | BIOESSE SHAMPOO | 50 ml bottl | 0,79 |
| 092402 | MAVIOIL | 50 ml bottl | 0,64 |
| 092405 | Mavioil Body Wash | 50 ml bottl | 0,70 |
| 097501 | ELAGENO INTIMO | 50 ml bottl | 0,71 |
| 096101 | ELAGENO A | 30 ml tube | 0,40 |
| 092106 | MAVISAN LATTE | 50 ml bottl | 0,88 |
| 092101 | MAVISAN TOTAL | 15 ml tube | 0,65 |
| 099011 | QM IDRATANTE 5 | 15 ml tube | 0,49 |
| 090906 | QM NUTRIENTE 5 | 15 ml tube | 0,50 |
| 098717 | QM IDRATANTE 10 | 15 ml tube | 0,51 |
| 092701 | EFAGEL TOPIC | 15 ml tube | 0,48 |
| 092702 | EFAGEL OLIO | 15 ml tube | 0,45 |
| 090616 | Zeroac 15 ml. | 15ml.tube | 4,00 |
| 091103 | Acromos Forte 5 ml. | 5ml. Tube | 2,50 |
| 099207 | Keratotal Acne 15ml. | 15ml.tube | 4,00 |
| 090619 | Zeroac Aquasfera 15 ml. | 15ml.tube | 3,75 |

mavi sud

EXHIBIT B

**SACHETS FOR TS LINE**
**EXPORT PRICE LIST IN EURO FOB ROME-**
**VALID UNTIL 31.12.2005**

| Codice | Products | Fill | Euro/Piece |
|---|---|---|---|
| 091042 | MOISTURIZING CREAM 10 | 4 ml | 0,15 |
| 091058 | SCRUB MASSAGE | 4 ml | 0,15 |
| 091062 | GENTLE CLEANSING | 4 ml | 0,15 |
| 091040 | PROTECTION | 4 ml | 0,15 |
| 091064 | ENRICHED NIGHT CREAM 20 | 4 ml | 0,15 |
| 091063 | VITALIZING CREAM | 4 ml | 0,15 |
| 091059 | SEBO BALANCE | 4 ml | 0,15 |
| 091047 | MOISTURIZING CREAM 5 | 4 ml | 0,15 |
| 091041 | DAILY EYE WRINKLES* | 4 ml | 0,15 |
| 091043 | NIGTH CREAM 5* | 4 ml | 0,15 |
| 091045 | NIGTH CREAM 10* | 4 ml | 0,15 |
| 091046 | DAY CREAM 10* | 4 ml | 0,15 |
| 091048 | CELL BALANCE PLUS** | 4 ml | 0,15 |
| 091049 | IDROGEL ATTIVO** | 4 ml | 0,15 |
| 091050 | BIO NATURAL MASK ** | 4 ml | 0,15 |
| 091051 | DERMOACTIVITY** | 4 ml | 0,15 |
| 091052 | HYDROFOAM** | 4 ml | 0,15 |
| 091053 | CELLULITE SLIMMING GEL** | 4 ml | 0,15 |
| 091054 | GENTLE CLEANSING WHITENING** | 4 ml | 0,15 |
| 091055 | CALAMINE MASK** | 4 ml | 0,15 |

mavi sud

**mavi sud** s.r.l
COSMETICI IPOALLERGENICI
Viale dell'Industria, 1 - 04011 Aprilia (LT) Italy
Tel. (06) 92.86.261 - Telefax (06) 92.81.523
E-mail: mavi@colosseum.it
URL=http://www.colosseum.it/sl81/mavi
Cap. Soc. L. 1.100.000.000 int. vers.
C.C.I.A.A. Latina n. 84683/87 - Reg. Trib. 13210
Op. Est. Mecc. Nr. LT 00 52 66
Cod. Fisc. / Part. IVA 01347820597

*Ns. Rif.*

*Vs. Rif.*

**EXHIBIT C**

mavi 瑪菲

C.N.

mavi sud

| EXIBIT D | PRODUCTS | WITH | ONE FREE PER DOZEN |
|---|---|---|---|
| *TOTAL SAFE LINE - ARTICLES* | PAKING | SIZE | |
| *BODY & FACE LINE* | | | |
| | | | |
| MOISTURE RICH SERUM | Bottle | 50 ml | |
| MOISTURE RICH SERUM | Bottle | 500 ml | |
| CELL BALANCE | Bottle | 50 ml | |
| CELL BALANCE | Bottle | 200 ml | |
| CELL BALANCE PLUS | Bottle | 150 ml | |
| DERMOACTIVITY | Tube | 150 ml | |
| PROTECTION | Jar | 50 ml | |
| SEBO ACNE | Tube | 30 ml | |
| TOTAL SPOT | Tube | 30 ml | |
| MOISTURIZING CREAM 5 | Jar | 50 ml | |
| MOISTURIZING CREAM 10 | Jar | 50 ml | |
| VITALIZING CREAM 5 | Tube | 150 ml | |
| RENEWAL CREAM 10 | Jar | 50 ml | |
| ENRICHED NIGHT CREAM 20 | Jar | 50 ml | |
| DAILY EYE WRINKLES | Tube | 30 ml | |
| FAT BALANCE | Bottle | 200 ml | |
| BODY MASSAGE CREAM | Tube | 250 ml | |
| WRINKLE INTENS.TREAT. DAY CREAM 10 | Tube | 30 ml | |
| WRINKLE INTENS. TREAT. NIGHT CREAM 10 | Tube | 30 ml | |
| HCG 1000 | Vial | 2 ml | |
| | | | |
| *MASK* | | | |
| | | | |
| IDROGEL ATTIVO | Tube | 250 ml | |
| SEAWEED VITALIZING MASK | 1 box (10 pcs x 8 gr) | 80 g | |
| SMOOTH CARE MUD MASK | Tube | 250 ml | |
| SPECIAL LIME MASK | Tube | 150 ml | |
| TOTAL SOOTHING MASK | Tube | 150 ml | |
| CALAMINE MASK | Tube | 250 ml | |
| | | | |
| *CLEASING & PEELING LINE* | | | |
| | | | |
| PEEL OFF | Tube | 150 ml | |
| MAKE-UP REMOVER | Bottle | 200 ml | |
| HYDROFOAM | Tube | 250 ml | |
| ASF SOLUTION | Bottle | 500 ml | |
| SCRUBB MASSAGE | Tube | 250 ml | |
| | | | |
| *SPECIAL LINE WITH GLICOLIC ACID* | | | |
| | | | |
| MOISTURE ESSENCE 20 | Bottle | 30 ml | |
| WRINKLE INTENS. TREAT. DAY CREAM 5 | Bottle | 30 ml | |
| WRINKLE INTENS. TREAT. NIGHT CREAM 5 | Bottle | 30 ml | |
| TS GLICOMAVI | Tube | 100 ml | |
| TRIFASIS CELL KIT | Kit | | |

mavi sud

| EXIBIT D | PRODUCTS | WITH | ONE FREE PER DOZEN |
|---|---|---|---|
| *TOTAL SAFE LINE ARTICLES* | PAKING | SIZE | |
| | | | |
| DERMADOSES: SPECIAL SINGLE-DOSE PRODUCTS | | | |
| | | | |
| **AGE COMPLEX** | 0,8 ml x 10 | | |
| | 0,8 ml x 50 | | |
| **SMOOTH-CARE CELLULITIS TOTAL** | 0,8 ml x 10 | | |
| | 0,8 ml x 50 | | |
| **TOTAL SKIN** | 0,8 ml x 10 | | |
| | 0,8 ml x 50 | | |
| **TOTAL STRIA** | 0,8 ml x 10 | | |
| | | | |
| **SMOOTH-CARE BODY CREAM** | Tube | 150 ml | |
| **SMOOTH-CARE SHOWER BATH OIL** | Tube | 150 ml | |
| **SMOOTH-CARE CELLULITIS TOTAL GEL** | Tube | 150 ml | |
| | | | |
| | | | |
| | | | |
| | | | |
| **MAVIGEN SAPONE** | Box | 100 gr. | |
| **MAVIGEN ECO** | Box | 100 gr. | |
| | | | |
| | | | |
| **KERA A** | Jar | 50 ml | |
| **KERA C** | Jar | 50 ml. | |
| **KERA PEEL WITH VITAMIN C** | Tube | 20 ml | |
| **KERA SHAMPOO** | Tube | 125 ml | |
| **KERA IDROSCHIUMA** | Tube | 125 ml | |
| **KERA LABBRA A** | Stick | 4,5 ml | |
| **KERA LABBRA C** | Stick | 4,5 ml | |
| **KERA LABBRA E** | Stick | 4,5 ml | |
| | | | |
| **MAVISOLE WATER SPF 4** | Bottle | 250 ml | |
| **MAVISOLE 9 SPF 9** | Tube | 75 ml | |
| **MAVISOLE 18 SPF 18** | Tube | 125 ml | |
| **MAVISOLE DOPO** | Tube | 125 ml | |
| **MAVISOLE VISO SPF 20** | Tube | 50 ml | |
| **MAVISOLE GEL SPF 15** | Tube | 50 ml | |
| **MAVISAN CREMA** | Tube | 50 ml | |
| **MAVISAN LATTE** | Bottle | 125 ml | |
| **MAVISAN TOTAL** | Tube | 50 ml | |
| **MAVISAN TOTAL STICK** | Stick | 15 ml | |
| **MAVISAN DOPO** | Bottle | 125 ml | |
| | | | |
| **PUFOLIC** | Blister | 20 cps | |
| **BETAEFFE PLUS** | Blister | 40 cps | |